Wisdom Short Duration Income Fund

Institutional Class: WISSX

Supplement dated June 25, 2025, to the Prospectus
dated December 19, 2024, as previously supplemented March 3, 2025

The following replaces the second sentence under the heading DIVIDENDS AND DISTRIBUTIONS.

The Short Duration Fund's distributions are expected to consist primarily of income dividends, and income dividends will be declared monthly and distributed monthly.

********************

This Supplement and the Prospectus dated December 19, 2024, and the previous supplement dated March 3, 2025, as well as the Statement of Additional Information dated December 19, 2024, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-458-4744.

Please retain this Supplement for future reference.